UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

LONG-E INTERNATIONAL, INC.
(Exact name of registrant specified in charter)

Utah	000-28727	87-0624752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China
(Address of principal executive offices) (Zip Code)

(86) 755 3396 5188
(Registrant’s telephone number, including area code)

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 27, 2007, Long-e International, Inc. (the “Company”) accepted the resignation of Schwartz Levitsky Feldman LLP (“SLF”), as the Company's independent registered public accounting firm. The Company had engaged SLF to audit its financial statements for the year ended December 31, 2006. SLF had not audited the Company’s financial statements for the 2005 and 2004 fiscal years.

In providing its resignation, SLF indicated that in conducting its audit procedures it was not in a position to rely on management's representations and the documentation provided by management due to inconsistencies. Other than the foregoing, SLF’s resignation did not specify any particular disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor indicate that any information had come to SLF’s attention that SLF concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements previously issued or to be issued covering the 2006 fiscal year. SLF has reported to members of the Company’s Audit Committee and other members of the Board of Directors as to the reasons why it could not rely on the Company’s representations and documentation. The decision to accept SLF’s resignation and change accountants was approved and ratified by the Company’s board of directors on May 2, 2007.

On May 2, 2007, the Company’s board of directors ratified the engagement of Yu and Associates CPA Corporation (“Yu and Associates”) as the Company’s independent registered public accounting firm. Yu and Associates is headed by Mr. K.K. Yu who has over 20 years of experience as a senior partner with an international accounting firm, including auditing companies based in China. The Company has authorized SLF to respond fully to all inquiries by Yu and Associates as to the reasons why SLF could not rely on management’s representations and the documentation provided by management and any perceived inconsistencies therein.

The Company provided SLF with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that SLF furnish the Company with a letter addressed to the Commission stating whether or not SLF agrees with the foregoing statements. A copy of the letter from SLF to the Commission, dated May 3, 2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ending December 31, 2006, 2005 and 2004, and prior to the appointment of Yu and Associates, neither the Company, or anyone on its behalf, consulted with Yu and Associates regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Schwartz Levitsky Feldman LLP dated May 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2007	By:	/s/ Bu Shengfu
Bu Shengfu
President and Chief Executive Officer (Duly Authorized Officer)

Date: May 3, 2007	By:	/s/ Liang Zhu
Liang Zhu
Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Schwartz Levitsky Feldman LLP dated May 3, 2007